UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

SELECTA BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Selecta Biosciences, Inc.

PROXY STATEMENT

Annual Meeting of Stockholders

June 19, 2020
9:00 a.m. (Eastern Time)

SELECTA BIOSCIENCES, INC.
65 GROVE STREET
WATERTOWN, MASSACHUSETTS 02472

April 28, 2020
To Our Stockholders:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Selecta Biosciences, Inc. (the "Company") to be held on Friday, June 19, 2020 at 9:00 a.m., Eastern Time. We are very pleased that our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SELB2020. You will also be able to vote your shares electronically at the Annual Meeting.
We will be using the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement. Please see the section called “Who Can Attend the 2020 Annual Meeting?” on page 3 of the Proxy Statement for more information.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the online Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
On behalf of the Board of Directors, thank you for your continued support and investment in Selecta Biosciences, Inc.

Sincerely,

/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer

Table of Contents

Notice of Annual Meeting of Stockholders

Proxy Statement	1
Proposals	1
Recommendations of the Board	2
Information About This Proxy Statement	2

Questions and Answers About the 2020 Annual Meeting of Stockholders	3

Proposals to be Voted On	7
Proposal 1: Election of Directors	7
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	12

Report of the Audit Committee of the Board of Directors	13

Independent Registered Public Accounting Firm Fees and Other Matters	14

Executive Officers	15

Corporate Governance	17
General	17
Board Composition	17
Director Independence	17
Director Candidates	17
Communications from Stockholders	18
Board Leadership Structure and Role in Risk Oversight	18
Annual Board Evaluation	19
Code of Ethics	19
Diversity Commitment	19
Anti-Hedging Policy	20
Attendance by Members of the Board of Directors at Meetings	20

Committees of the Board	21
Audit Committee	21
Compensation Committee	22
Nominating and Corporate Governance Committee	23
Science Committee	23

Executive and Director Compensation	24
Executive Compensation	24
2019 Summary Compensation Table	24
Narrative Disclosure to Compensation Table	25
Outstanding Equity Awards at 2019 Fiscal Year-End	27
Employment Agreements	27

Director Compensation	28
2019 Director Compensation Table	29
Equity Compensation Plan Information	30

Security Ownership of Certain Beneficial Owners and Management	31

Certain Relationships	34

Stockholders' Proposals	38

Other Matters	39

Solicitation of Proxies	40

Selecta Biosciences, Inc.'s Annual Report on Form 10-K	41

Notice of Annual Meeting of Stockholders
To Be Held Friday, June 19, 2020

SELECTA BIOSCIENCES, INC.
65 GROVE STREET
WATERTOWN, MASSACHUSETTS 02472

The Annual Meeting of Stockholders (the “Annual Meeting”) of Selecta Biosciences, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Eastern Time, on Friday, June 19, 2020, by virtual meeting online at www.virtualshareholdermeeting.com/SELB2020, for the following purposes:

To elect Scott D. Myers, Timothy A. Springer, Ph.D., and Patrick Zenner as Class I Directors to serve until the 2023 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock as of the close of business on April 23, 2020 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to ShareholderRequests@selectabio.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom panel of your screen during the meeting at www.virtualshareholdermeeting.com/SELB2020 after entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting webcast, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Note that, in light of possible disruptions in mail service related to the novel coronavirus outbreak, we encourage stockholders to submit their proxy via telephone or over the Internet. Submitting your proxy now will not prevent you from voting your shares electronically at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By order of the Board of Directors,

/s/ Elona Kogan
Elona Kogan
General Counsel and Secretary of Selecta Biosciences, Inc.

Watertown, Massachusetts
April 28, 2020

Proxy Statement

SELECTA BIOSCIENCES, INC.
65 GROVE STREET
WATERTOWN, MASSACHUSETTS 02472

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Selecta Biosciences, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 19, 2020 (the “Annual Meeting”) at 9:00 a.m., Eastern Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SELB2020 and entering your 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the "Internet Notice"), on your proxy card or on the instructions that accompanied your proxy materials. Holders of record of shares of Common Stock, $0.0001 par value (“Common Stock”), as of the close of business on April 23, 2020 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 87,489,681 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”) will be released on or about April 28, 2020 to our stockholders on the Record Date.
In this proxy statement, “Selecta”, “Company”, “we”, “us”, and “our” refer to Selecta Biosciences, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 19, 2020
This Proxy Statement and our 2019 Annual Report are available at http://www.proxyvote.com

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

To elect Scott D. Myers, Timothy A. Springer, Ph.D. and Patrick Zenner as Class I Directors to serve until the 2023 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Stockholders at an annual meeting will only be able to consider proposals or nominations specified in the Notice of Annual Meeting or brought before the meeting by or at the direction of our Board of Directors or by a stockholder of record on the Record Date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to our Secretary of the stockholder's intention to bring such business before the meeting. As of the date of this proxy statement, we know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

 The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the recommendations of the Board of Directors. The Board of Directors recommends that you vote:

FOR the election of Scott D. Myers, Timothy A. Springer, Ph.D. and Patrick Zenner as Class I Directors; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this Proxy Statement. You are viewing or have received these proxy materials because Selecta’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Selecta is making this proxy statement and its 2019 Annual Report available to its stockholders electronically via the Internet. On or about April 28, 2020, we mailed to our stockholders an Internet Notice containing instructions on how to access this proxy statement and our 2019 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2019 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and received more than one copy of proxy materials, but wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2020 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 23, 2020. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 87,489,681 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, please refer to the information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person, or by remove communication, or represented by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the 2020 Annual Meeting?

You may attend the online Annual Meeting only if you are a Selecta stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/SELB2020. You also will be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:55 a.m., Eastern Time, and you should allow ample time for the check-in procedures. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging into your bank or brokerage firm's website and selecting the shareholder communications mailbox to access the meeting. The control number will automatically populate. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a "Guest," but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.

WHY A VIRTUAL MEETING?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. Hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the novel coronavirus disease, COVID-19, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/SELB2020. You also will be able to vote your shares electronically at the Annual Meeting.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. We recommend that stockholders vote by proxy even if they plan to participate in the online Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, you may vote:

•	by Telephone - You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet - You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card or Internet Notice;

•	by Mail - You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•
Electronically at the Meeting - You may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/SELB2020 and entering the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 am, Eastern Time, on June 19, 2020.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 18, 2020. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically. Note that, in light of possible disruptions in mail service related to the COVID-19 pandemic, we encourage stockholders to submit their proxy via the Internet or telephone.

Beneficial Owners of Shares Held in "Street Name." If your shares are held in "street name" through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/SELB2020 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a "Guest" but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or

•	by voting electronically at the online Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your participation in the online Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically at the online Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically at the online Annual Meeting by following the instructions above.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

 If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Annual Meeting?

 We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

 How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is an abstention and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the 2020 Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

PROPOSALS TO BE VOTED ON - PROPOSAL 1
Election of Directors

At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2023 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board, including three (3) Class I Directors. Our current Class I Directors are Scott D. Myers, who was appointed to serve on our Board of Directors in June 2019, Timothy A. Springer, Ph.D., who has served on our Board of Directors since June 2016, and Patrick Zenner, who has served on our Board of Directors since June 2017. All three members have been nominated for election as a Class I Director at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term expires at the Annual Meeting and whose subsequent term will expire at the 2023 Annual Meeting of Stockholders; Class II, whose term will expire at the 2021 Annual Meeting of Stockholders and whose subsequent term will expire at the 2024 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders. The current Class I Directors are Scott D. Myers, Timothy Springer, Ph.D. and Patrick Zenner; the current Class II Directors are Göran Ando, M.D., Carrie S. Cox, and Aymeric Sallin; and the current Class III Directors are Timothy C. Barabe and Carsten Brunn, Ph.D.

Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds of our outstanding voting stock entitled to vote in the election of directors.

There are no family relationships among any of our executive officers or directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü	The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.

NOMINEES FOR CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)

The nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Scott D. Myers	54	2019	Director
Timothy A. Springer, Ph.D.	72	2016	Director
Patrick Zenner	73	2017	Director

The principal occupations and business experience, for at least the past five years, of each Class I nominee for election at the Annual Meeting are as follows:

SCOTT D. MYERS	Age	54

Scott D. Myers has served as a member of our Board of Directors since June 2019. Mr. Myers most recently served as Chief Executive Officer, President, and Chairman of the Board of Rainier Therapeutics, a clinical-stage biotechnology company focused on metastatic bladder cancer, from June 2018 to January 2020. Prior to Rainier Therapeutics, Mr. Myers served as Chief Executive Officer and as a member of the board of directors of Cascadian Therapeutics, an oncology company, from April 2016 until it was acquired by Seattle Genetics in March 2018. Prior to Cascadian, Mr. Myers served as Chief Executive Officer of Aerocrine AB, a medical device company, from 2011 through its acquisition by Circassia Pharmaceuticals plc in July 2015. Mr. Myers held senior commercial operations, general management, and information management positions for UCB SA, a Belgium-based biopharmaceutical company, and Johnson & Johnson. He currently serves on the board of directors of Harpoon Therapeutics. Mr. Myers earned his B.A. in biology from Northwestern University and his M.B.A. from the University of Chicago Booth School of Business. Mr. Myers’ experience as a senior executive of life sciences companies and knowledge of the pharmaceutical and biotech industries contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

TIMOTHY A. SPRINGER, PH.D.	Age	72

Timothy A. Springer, Ph.D. has served as a member of our Board of Directors since June 2016 and as a scientific advisor to us since December 2008. Since 1989, Dr. Springer has served as the Latham Family Professor at Harvard Medical School. He has also served as Senior Investigator in the Program in Cellular and Molecular Medicine at Boston Children’s Hospital since 2012, and as Professor of Biological Chemistry and Molecular Pharmacology at Harvard Medical School and Professor of Medicine at Boston Children’s Hospital since 2011. Dr. Springer was the Founder of LeukoSite, a biotechnology company acquired by Millennium Pharmaceuticals in 1999. Additionally, he is a founder, investor and board member of Scholar Rock and Morphic Therapeutic. Dr. Springer is a member of the National Academy of Sciences and his honors include the Crafoord Prize, the American Association of Immunologists Meritorious Career Award, the Stratton Medal from the American Society of

Hematology, and the Basic Research Prize from the American Heart Association. Dr. Springer received a B.A. from the University of California, Berkeley, and a Ph.D. from Harvard University. Dr. Springer’s extensive knowledge of our business and the nanomedicine field contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

PATRICK ZENNER	Age	73

Patrick Zenner has served as a member of our Board of Directors since June 2017, also serving as our Lead Director from June 2018 to November 2019. Mr. Zenner retired in 2001 from the position of President and Chief Executive Officer of Hoffmann-La Roche Inc., North America, based in Nutley, N.J. Mr. Zenner held various executive positions during his 32-year career with the company. Mr. Zenner is currently a member of the board of trustees of Creighton University and is Chairman of the board of trustees of Fairleigh Dickinson University. In addition, Mr. Zenner is Chairman of the board and a director of West Pharmaceutical Services, Inc. From 2002 until January 2020, Mr. Zenner served as Chairman of the board and a director of ArQule, Inc. Until its sale in 2012, Mr. Zenner was a director of Par Pharmaceuticals, Inc. In 2010, he resigned from the boards of Geron Corporation, Xoma Ltd. and Exact Sciences, Inc. Until its sale in September 2009, Mr. Zenner was a director of CuraGen Corporation. Mr. Zenner received a B.S./B.A. from Creighton University and an M.B.A. from Fairleigh Dickinson University. Mr. Zenner’s extensive experience as a senior pharmaceutical executive and board member to numerous companies in the biotechnology industry contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2021 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Göran Ando, M.D.	71	2020	Director
Carrie S. Cox	63	2019	Chairman of the Board
Aymeric Sallin	46	2008	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

GÖRAN ANDO, M.D.	Age	71

Göran Ando, M.D. has served as Chairman of the board of directors of EyePoint Pharmaceuticals, Inc., a public pharmaceutical company, since September 2018, as Vice-Chairman of the board of directors of Molecular Partners AG, a clinical-stage biopharmaceutical company, since April 2011, and on the board of directors of Molecular Partners AG since April 2011. In March 2018, he retired as Chairman of Novo Nordisk A/S, a multinational pharmaceutical company, a position he had held since 2013, after serving as Vice Chair of the board of directors since 2006, and serving on the board of directors since 2005. Dr. Ando previously served as the Chief Executive Officer of Celltech Group plc. from 2003 to 2005. Before that, he served as Executive Vice President and Deputy Chief Executive Officer of Pharmacia AB until its acquisition by Pfizer, Inc. in 2003. Prior to Pharmacia, he held various senior appointments at Glaxo, now GlaxoSmithKline plc, including Research and Development Director for Glaxo Group Research. He has also been a Senior Advisor at EW Healthcare Partners since 2007. Dr. Ando received his Bachelor of Arts degree from Uppsala University in Sweden and Doctor of Medicine degree from Linköping University in Sweden. Dr. Ando’s extensive experience as an executive officer and director in the life sciences industry and knowledge of manufacturing, information technology, business development and commercialization contributed to our Board’s conclusion that he should serve as a director of the Company.

CARRIE S. COX	Age	63

Carrie S. Cox has served as a member of our Board of Directors and as chairman of the Board of Directors since November 2019. Ms. Cox most recently served as the Chief Executive Officer of Humacyte, Inc., a regenerative medicine company based in Durham, North Carolina, from 2010 to June 2018, and has served as a member of its board of directors since 2010, serving as chairman from 2011 to June 2019. Ms. Cox has served on the boards of directors of Texas Instruments Incorporated since 2004 and Cardinal Health, Inc. since 2009, and as the chairman of the board of directors of electroCore, Inc. since July 2018. Ms. Cox previously served on the board of directors of Celgene Corporation from 2009 to November 2019 and as chairman of the board of directors of Array BioPharma, Inc. from August 2018 to July 2019. Ms. Cox received a B.S. from the Massachusetts College of Pharmacy, and was a registered pharmacist. Ms. Cox’s vast experience as a pharmaceutical executive and member of multiple boards of directors in the biotechnology industry as well as her knowledge of corporate strategy contributed to our Board of Directors' conclusion that she should serve as a director of the Company.

AYMERIC SALLIN	Age	46

Aymeric Sallin, M.S. has served as a member of our Board of Directors since 2008. Mr. Sallin has served as the Chief Executive Officer of NanoDimension, a venture capital firm, since 2002 and is the founder of that firm. Since 2014, Mr. Sallin has served as a strategic advisory board member of the École Polytechnique Fédérale de Lausanne, or EPFL. Since 2002, Mr. Sallin has worked to promote nanotechnology around the world, and has received the NSTI Fellow Award and 2012 EPFL Alumni award for his contribution to the field of nanotechnology. He currently serves as a board member of numerous private companies, including H55, Inc., View, Inc., CROCUS Technology and Tarveda Therapeutics. Mr. Sallin is also a member of the Swiss Academy of Engineering Science. Mr. Sallin received his Master's in Physical Engineering from EPFL in Lausanne, Switzerland. Mr. Sallin's extensive knowledge of our business and the nanomedicine field contributed to our Board of Directors’ conclusion that he should serve as a director of the Company.

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2022 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Timothy C. Barabe	67	2016	Director
Carsten Brunn, Ph.D.	49	2018	President and Chief Executive Officer

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

TIMOTHY C. BARABE	Age	67

Timothy C. Barabe has served as a member of our Board of Directors since July 2016. Mr. Barabe also serves on the boards of Veeva Systems Inc. and Vigilant Biosciences, Inc., a private company. From 2001 to January 2020, Mr. Barabe served on the board of directors of ArQule, Inc., and from 2014 to 2017, Mr. Barabe served on the board of directors of Opexa Therapeutics, Inc. Mr. Barabe retired in June 2013 from his position as Executive Vice President and Chief Financial Officer of Affymetrix, Inc. Previously, from July 2006 until March 2010, he was Senior Vice President and Chief Financial Officer of Human Genome Sciences, Inc. From 2004 to 2006, he served as Chief Financial Officer of Regent Medical Limited, a U.K.-based, privately owned, surgical supply company. Mr. Barabe served with Novartis AG from 1982 through August 2004 in a succession of senior executive positions in finance and general management, most recently as the Chief Financial Officer of Sandoz GmbH, the generic pharmaceutical subsidiary of Novartis. Mr. Barabe received his B.B.A. degree from the University of Massachusetts (Amherst) and his M.B.A. degree from the University of Chicago. Mr. Barabe’s experience as a senior financial executive of life sciences companies and knowledge of the pharmaceutical and biotech industries contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

CARSTEN BRUNN, PH.D.	Age	49

Carsten Brunn, Ph.D. has served as our President, Chief Executive Officer and member of our Board of Directors since December 2018. Prior to joining Selecta Biosciences, Inc., Dr. Brunn was the President of Pharmaceuticals for the Americas Region and a member of the Global Pharmaceutical Executive Committee at Bayer AG, a pharmaceutical company, since January 2017. Previously, he served as President of Bayer Pharmaceuticals in Japan, a role he held since March 2013. He also served as the Chairman of the European Federation of Pharmaceutical Industries and Associations (EFPIA) Japan, an organization representing innovative pharmaceutical companies in Japan. Dr. Brunn has held a number of senior leadership positions at Eli Lilly, Novartis, Basilea and Bausch and Lomb in Europe, Asia and the United States. He currently serves on the board of directors of the Biotechnology Innovation Organization (BIO). Dr. Brunn holds a Ph.D. in Chemistry from the University of Hamburg and a Master of Science in Pharmaceutical Sciences from the University of Freiburg. He also studied at the University of Washington under a research scholarship and completed his executive education at London Business School. Dr. Brunn's experience as a senior executive of life sciences companies and knowledge of the pharmaceutical and biotechnology industries contributed to our Board of Directors' conclusion that he should serve as a director of the Company.

PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2019. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and other services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2021. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü	The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2019 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable PCAOB requirements regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Selecta Biosciences, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SELECTA BIOSCIENCES, INC.

Timothy C. Barabe (Chair)

Carrie S. Cox

Patrick Zenner

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to the Company for each of the last two fiscal years for audit services and for other services:

Fee Category	2019	2018
Audit Fees	$824,313	$613,077
Tax Fees	20,000	20,000
All Other Fees	4,255	3,530
Total Fees	$848,568	$636,607

AUDIT FEES

Audit fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements. For 2019, audit fees also include services related to three equity-based capital raises.

TAX FEES

Tax fees consist of fees for professional services, including tax consulting and compliance performed by Ernst & Young LLP.

ALL OTHER FEES

All other fees are those associated with services not captured in the other categories, including the utilization of a research tool provided by Ernst & Young LLP.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. All of the services provided by Ernst & Young LLP during 2019 and 2018 were pre-approved.

Executive Officers

 The following table identifies our current executive officers:

Name	Age	Position(s)
Carsten Brunn, Ph.D. [1]	49	President and Chief Executive Officer
Bradford D. Dahms [2]	32	Chief Financial Officer
Lloyd Johnston, Ph.D. [3]	52	Chief Operating Officer and Senior Vice President, Research and Development
Takashi Kei Kishimoto, Ph.D. [4]	60	Chief Scientific Officer
Elona Kogan, J.D. [5]	50	General Counsel and Secretary
Stephen Smolinski [6]	55	Chief Commercial Officer

1 See biography on page 11 of this proxy statement.

2 Bradford D. Dahms has served as our Chief Financial Officer since September 2019. Prior to joining Selecta, Mr. Dahms served as Senior Vice President - Healthcare Investment Banking at Cantor Fitzgerald & Co., an investment bank, from April 2014 to August 2019. He also served as an analyst at RBC Capital Markets from 2012 to 2014, and at JPMorgan Chase & Co. from 2010 to 2012. Mr. Dahms holds a Bachelor of Science degree in economics from The Ohio State University.

3 Lloyd Johnston, Ph.D. has served as our Chief Operating Officer and Senior Vice President, Research and Development since January 2014. Dr. Johnston served as Selecta’s Senior Vice President of Pharmaceutical Research, Development and Operations from 2011 to 2013 and Vice President of Pharmaceutical Research from July 2008 to 2011. Prior to joining Selecta, Dr. Johnston was Vice President of Operations for Alkermes, Inc. from 2004 to 2008, and served in several roles, including Director of Manufacturing, from 1999 to 2004, with responsibility for process development, scale-up, and clinical manufacturing for pulmonary and sustained release injectable products, as well as leadership of Alkermes’ manufacturing facility in Chelsea, MA. At Alkermes, Dr. Johnston was also a project leader and member of Steering Committees for numerous products through various stages of development from Phase 1 through registration. Dr. Johnston was an original member of Advanced Inhalation Research Inc., or AIR, a private company formed in 1998 and acquired by Alkermes in 1999. Prior to joining AIR, Dr. Johnston was a lecturer in the Department of Chemical Engineering at the University of New South Wales in Sydney, Australia. He received his B.Sc. in Chemical Engineering from Queen’s University in Ontario, Canada, and his M.S. and Ph.D. in Chemical Engineering from MIT.

4 Takashi Kei Kishimoto, Ph.D. has served as our Chief Scientific Officer since June 2011. Prior to joining Selecta, Dr. Kishimoto was Vice President of Discovery Research at Momenta Pharmaceuticals, Inc., where he served in several leadership positions from March 2006 to June 2011 and led a multidisciplinary team in advancing both novel and complex generic products for inflammation, oncology, and cardiovascular disease. He served as Senior Director of Inflammation Research at Millennium Pharmaceuticals, Inc. from 1999 to 2006, where he provided the scientific leadership for four programs in clinical development, and before his time at Millennium Pharmaceuticals, he was the Associate Director of Research at Boehringer Ingelheim Pharmaceuticals. Dr. Kishimoto has published over 60 peer-reviewed articles in scientific journals, including Nature, Science, Cell and the New England Journal of Medicine. Dr. Kishimoto received his B.A. from New College of the University of South Florida and his Ph.D. in Immunology from Harvard University.

5 Elona Kogan, J.D. has served as our General Counsel and Secretary since March 2019. Ms. Kogan joined Selecta after most recently serving as General Counsel and Head of Government Relations at ARIAD Pharmaceuticals, Inc., a rare disease oncology company, from July 2016 to April 2017, where she was a key executive through the acquisition of the company by Takeda Pharmaceuticals Company Limited. Prior to joining ARIAD, May 2011 to August 2015, Ms. Kogan led the legal and government affairs functions of Avanir Pharmaceuticals, Inc. a publicly traded pharmaceutical company, dedicated to developing treatments for central nervous system disorders, where she played a central role in the strategic acquisition of the company by Otsuka Pharmaceutical Co. Ltd. Prior roles included positions of increasing responsibility at King Pharmaceuticals, Inc., Bristol-Myers Squibb, and Bergen Brunswig Corporation. Ms. Kogan is also a member of the board of directors of a biotechnology company and serves as the Chairperson of the Compensation Committee, and a member of the Audit Committee. Ms. Kogan is a graduate of the SCALE program at Southwestern University School of Law. Ms. Kogan graduated cum laude from Columbia University, Barnard College, with a B.A. in economics.

6 Stephen Smolinski has served as our Chief Commercial Officer since October 2017. Mr. Smolinski previously served as the Vice President and Head of the North American Rheumatology Business Unit at Sanofi Genzyme, a pharmaceutical corporation, from 2015 to 2017. Prior to this, he served as Group Vice President of Immunology & Inflammation, Global Strategic Unit at Sanofi from 2013 to 2015. Mr. Smolinski also previously held senior commercial roles at Roche-Genentech, Bristol-Myers Squibb, Johnson & Johnson and Savient Pharmaceuticals. Mr. Smolinski received a B.S. in health care administration from Oregon State University.

None of our executive officers is related to any other executive officer or to any of our directors.

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.selectabio.com, or by writing to our Secretary at our offices at 65 Grove Street, Watertown, Massachusetts 02472.

BOARD COMPOSITION

Our Board of Directors currently consists of eight members: Göran Ando, M.D., Timothy C. Barabe, Carsten Brunn, Ph.D., Carrie S. Cox, Scott D. Myers, Aymeric Sallin, Timothy Springer, Ph.D. and Patrick Zenner. As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

DIRECTOR INDEPENDENCE

All of our directors and Class I director nominees, other than Carsten Brunn, Ph.D., qualify as “independent” in accordance with the listing requirements of The Nasdaq Global Select Market (“Nasdaq”), and Amir Nashat, Ph.D. qualified as "independent" while he served on our Board of Directors. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that each of Dr. Springer and Mr. Sallin are affiliated with certain of our significant stockholders. Dr. Brunn is not independent because he is the President and Chief Executive Officer of Selecta. There are no family relationships among any of our directors or executive officers.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’

independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a public company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another public company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills as may be determined by the Nominating and Corporate Governance Committee from time to time. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. Scott D. Myers, one of our Class I Director nominees, was identified as a potential candidate to serve on our Board of Directors by Carsten Brunn, Ph.D., our President and Chief Executive Officer, and was recommended by the Nominating and Corporate Governance Committee.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Selecta Biosciences, Inc., 65 Grove Street, Watertown, Massachusetts 02472. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders to the Company, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he or she considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, Selecta Biosciences, Inc., 65 Grove Street, Watertown, Massachusetts 02472.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. Currently, the role of Chairman of the Board is separate from the role of Chief Executive Officer, with Carrie S. Cox serving as Chairman of the Board and Dr. Brunn serving as Chief Executive Officer. The Board evaluates whether the positions of Chairman of the Board and Chief Executive Officer should be combined or separated on an ongoing basis based on factors such as the experience of the applicable individuals and the current business environment of the Company. After considering these factors, the Board determined that continuing to separate the positions of Chairman and Chief Executive Officer was appropriate for the Company at this time.

If, in the future, the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. The Lead Director’s responsibilities would include, but would not be limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairman of the Board. Our Board of Directors is comprised of individuals with extensive experience in the biotechnology and pharmaceutical industries and, with the exception of Dr. Brunn, is comprised of directors who meet the independence standards of Nasdaq. For these reasons and because of the strong leadership of Dr. Brunn as President and Chief Executive Officer and Ms. Cox as Chairman of the Board, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing the Company. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including business continuity risks, such as risks relating to the COVID-19 pandemic, and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

ANNUAL BOARD EVALUATION

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to periodically oversee an assessment of the Board and its committees.

CODE OF ETHICS

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on our website, www.selectabio.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

DIVERSITY COMMITMENT

Board diversity and inclusion is critical to the success of Selecta. Our Board of Directors is committed to ensuring its membership has sufficient diversity of expertise, experience, background and perspective to support the long-term success of the Company. As presently constituted, the Board of Directors represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view on substantive matters pertaining to the Company’s business. Our nomination process and our Board of Directors' approach to assessment and evaluation of our nominees support our commitment to diversity and inclusion.

Our Corporate Governance Guidelines include director qualification standards that contain a wide variety of factors the Nominating and Corporate Governance Committee is to take into account to ensure that the director nomination process considers a diverse mix of age, gender, race, place of residence and specialized experience. Additionally, the Nominating and Corporate Governance Committee's evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board of Directors. The Board of Directors continually assesses the size and the mix of experiences and backgrounds of its members, including gender, ethnic, and racial composition. Selecta evaluates the effectiveness of this policy through annual self-evaluations completed by the Board of Directors and each of its committees.

The Board of Directors firmly believes that it plays a key role in the oversight of Selecta’s culture and in holding management accountable for the creation and stewardship of that culture. One of the ways the Board of Directors accomplishes this is by setting qualitative annual objectives for Dr. Brunn. Historically, Dr. Brunn’s annual objectives have included recruiting and retaining a high caliber and diverse executive team; establishing and fostering a strong, purpose-driven corporate culture to drive employee engagement; strengthening governance and ensuring transparent and timely communication with the Board of Directors, and acting as a role model and conducting business with high integrity. These objectives are meant, in part, to drive and maintain a positive corporate culture to attract, engage, and retain key talent for the Company. Additionally, the Board of Directors believes an engaged and empowered workforce contributes significantly to the creation of shareholder value.

In evaluating the suitability of individual candidates for internal positions and to serve on our Board of Directors, Selecta is proud to consider many factors, including diversity of expertise and experience in substantive matters pertaining to our company’s business, as well as diversity of background and perspective, including, but not limited to, with respect to age, gender, race, orientation, religion, and relevant experience.

ANTI-HEDGING POLICY

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from engaging in all hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were nine meetings of the Board of Directors during the fiscal year ended December 31, 2019. Our independent directors also had regularly scheduled executive sessions. During the fiscal year ended December 31, 2019, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he served as a director.

Under our Corporate Governance Guidelines, which are available on our website at www.selectabio.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances each director will attend. All of our seven then-incumbent directors attended the 2019 Annual Meeting of Stockholders.

Committees of the Board

Our Board has established four standing committees--Audit, Compensation, Nominating and Corporate Governance, and Science--each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance	Science
Göran Ando, M.D.	-	X	-	-
Timothy C. Barabe	Chair	-	-	-
Carrie S. Cox	X	X	-	-
Scott D. Myers	-	Chair	X	-
Aymeric Sallin	-	X	-	-
Timothy A. Springer, Ph.D.	-	-	X	Chair
Patrick Zenner	X	-	Chair	-

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by the SEC rules (which is included on page 13 of this Proxy Statement).

The Audit Committee charter is available on our website at www.selectabio.com. The members of the Audit Committee are Timothy C. Barabe, Carrie S. Cox and Patrick Zenner. Mr. Barabe serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Barabe, Ms. Cox and Mr. Zenner is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Nasdaq rules. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our Board of Directors has determined that each of Mr. Barabe and Mr. Zenner qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

In 2019, the Audit Committee met seven times.

COMPENSATION COMMITTEE

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	reviewing and approving, or making recommendations to our Board with respect to, the compensation of our CEO and other executive officers;

•	overseeing an evaluation of our senior executives;

•	administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if required; and

•	preparing the annual compensation committee report, if required by SEC rules.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist it in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter, which is available on our website at www.selectabio.com. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

In 2019, the Compensation Committee engaged Radford Survey and Consulting, an Aon Hewitt company and compensation consulting firm (“Radford”), to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. Radford reported directly to the Compensation Committee; however, our Chief Executive Officer consulted with Radford with respect to its assessments of the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee reviewed compensation assessments provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss compensation of our executive officers and our Board, including the Chief Executive Officer, and to receive input and advice. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and does not believe Radford’s work in 2019 raised a conflict of interest.

The Compensation Committee uses competitive compensation data from an annual total compensation study of peer companies performed by Radford to inform the Compensation Committee's decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels. The Compensation Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader United States market. Instead, the Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning.

The Compensation Committee charter is available on our website at www.selectabio.com. The members of our Compensation Committee are Scott D. Myers, Göran Ando, M.D., Carrie S. Cox and Aymeric Sallin. Scott D. Myers serves as Chairperson of the committee. Our Board of Directors has determined that each of Mr. Myers, Dr. Ando, Ms. Cox and Mr. Sallin is independent under the applicable SEC and Nasdaq rules, including the heightened standard for independence specific to members of a compensation committee, and is a “non‑employee director” as defined in Rule 16b‑3 promulgated under the Exchange Act.

In 2019, the Compensation Committee met five times.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our Board of Directors the persons to be nominated for election as directors and to each board committee;

•	reviewing and making recommendations to our Board of Directors with respect to management succession planning;

•	developing and recommending to our Board of Directors corporate governance principles; and

•	overseeing a periodic assessment of our Board of Directors.

The Nominating and Corporate Governance Committee charter is available on our website at www.selectabio.com. The members of our Nominating and Corporate Governance Committee are Patrick Zenner, Scott D. Myers and Timothy A. Springer, Ph.D. Mr. Zenner serves as the Chairperson of the committee. Our Board of Directors has determined that Mr. Myers, Dr. Springer and Mr. Zenner are independent under the applicable Nasdaq rules.

In 2019, the Nominating and Corporate Governance Committee met four times.

SCIENCE COMMITTEE

Our Science Committee’s responsibilities include:

•	advising our Board of Directors on the overall strategy, direction and effectiveness of the Company's research and development programs

•	monitoring trends in research and development, and reporting to our Board of Directors and management regarding emerging technologies for building the Company's technological strength;

•	advising on the soundness, opportunities and risks associated with the products, programs and technologies in which the Company is, or is considering, investing its research and development efforts;

•	reviewing and advising our Board of Directors on the Company's current and potential internal and external programs and investments in science and technology; and

•	reviewing and making recommendations to our Board of Directors and management with respect to the Company's research and development pipeline.

Timothy A. Springer, Ph.D. is the sole member of our Science Committee and also serves as the Chairperson of the committee. Our Board of Directors has determined that Dr. Springer is independent under the applicable Nasdaq rules.

Executive and Director Compensation

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program offered to our named executive officers identified below. For 2019, our named executive officers and their positions as of December 31, 2019 were:
•Carsten Brunn, Ph.D., President and Chief Executive Officer;
•Elona Kogan, J.D., General Counsel and Secretary; and
•Stephen Smolinski, Chief Commercial Officer

Ms. Kogan commenced employment as our General Counsel and Secretary effective March 20, 2019.
We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, or JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

2019 SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($) (1)	Bonus ($)	Stock awards ($) (2)	Option awards ($)(2)	Non-equity incentive plan compensation ($)(3)	All other compensation ($)(4)	Total ($)
Carsten Brunn, Ph.D.	2019	550,000	—	—	1,043,972	275,000	117,523	1,986,495
President and Chief Executive Officer	2018	42,308	97,917	1,055,250	4,403,673	—	6,000	5,605,148
Elona Kogan, J.D. (5)	2019	296,692	169,934(6)	197,000	681,711	10,066(7)	4,083	1,359,486
General Counsel and Corporate Secretary
Stephen Smolinski	2019	332,092	—	—	415,249	132,837	84,457	964,635
Chief Commercial Officer	2018	320,000	—	—	745,431	109,275	62,244	1,236,950

(1)	These amounts represent actual earnings for the calendar year, which may be impacted by, among other things, hire date and the timing of any salary increases made during the year.

(2)
Represents the aggregate grant date fair value of stock and option awards computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value for Ms. Kogan's performance-based restricted stock units is based on the closing price of the Company's common stock as of the applicable date of grant assuming maximum achievement of the performance conditions, which the Company determined also to be the probable outcome of the performance conditions as of the applicable date of grant. For a description of the assumptions used in valuing these awards, see Note 11 to our consolidated audited financial statements included in our 2019 Annual Report.

(3)	Non-equity incentive plan compensation represents amounts earned under our annual performance based bonus program. For additional information, see “Performance Bonuses” below.

(4)
For Dr. Brunn, the amount for 2019 includes $116,623 representing payment or reimbursement of travel and relocation expenses and a tax gross-up relating to such payments or reimbursements and $900 representing payments on Dr. Brunn's term life insurance policy. For Ms. Kogan, the amount includes $3,400 representing the Company's 401(k) matching contribution and $683 representing payments on Ms. Kogan's term life insurance policy. For Mr. Smolinski, the amount includes $83,002 representing payment or reimbursements for expenses incurred for travel between his primary residence in New Jersey and our offices in Massachusetts and a tax gross-up relating to such reimbursements and $1,455 representing payments on Mr. Smolinski's term life insurance policy.

(5)	Ms. Kogan commenced employment effective March 20, 2019.

(6)
Represents (i) $50,000 in the amount of the signing bonus paid to Ms. Kogan pursuant to the terms of her employment agreement and (ii) $119,934 in the guaranteed portion of Ms. Kogan's 2019 annual bonus.

(7)	Represents the portion of Ms. Kogan's 2019 annual bonus earned under our annual performance-based bonus program that exceeds the guaranteed portion of her 2019 annual bonus.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

The primary elements of compensation for our named executive officers are base salary, annual performance bonuses and equity-based compensation awards. The named executive officers also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis.

Base Salaries

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were originally established in each named executive officer’s employment agreement.

Dr. Brunn did not receive a base salary increase for 2019. Ms. Kogan joined the Company in March 2019 with an annual base salary of $380,000. At the end of 2018, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved an increase in Mr. Smolinski's annual base salary from $320,000 to $332,092 for 2019.

Performance Bonuses

We offer our named executive officers the opportunity to earn annual cash bonuses to compensate them for attaining short-term company and individual performance goals. Each named executive officer has an annual target bonus that is expressed as a percentage of his or her annual base salary. The 2019 target bonus amount for Dr. Brunn was 50% of his base salary, for Ms. Kogan was 40% of her base salary and for Mr. Smolinski was 40% of his base salary. Pursuant to Ms. Kogan's employment agreement, her 2019 bonus was guaranteed to be at least $119,934.

Our Compensation Committee, based upon the recommendation of our Chief Executive Officer, establishes Company performance goals each year and, at the completion of the year, generally determines actual bonus payouts after assessing Company performance against these goals and each named executive officer’s individual performance and contributions to the Company’s achievements. For 2019, bonuses were entirely determined based on Company performance in meeting clinical, business development and financial goals.

The actual cash bonuses earned by Dr. Brunn, Ms. Kogan and Mr. Smolinski for 2019 are reported under the “Non-equity incentive plan compensation” column.

Equity Compensation

We grant stock option awards to our named executive officers as a long-term incentive component of their compensation. We have historically granted stock option awards to named executive officers when they commenced employment with us and have from time to time thereafter made additional grants as, and when, our Board of Directors determined appropriate to recruit, retain or reward particular named executive officers.

In connection with our initial public offering, we adopted and our stockholders approved the 2016 Incentive Award Plan (the “2016 Plan”) to facilitate the grant of cash and equity incentives to our directors, employees (including our named executive officers) and consultants and to enable the Company to obtain and retain the services of these individuals, which we believe are essential to our long-term success. Following the effective date of our 2016 Plan, we stopped making grants under our 2008 Stock Incentive Plan (the “2008 Plan”). However, the 2008 Plan continues to govern the terms and conditions of the outstanding awards granted under the 2008 Plan.

We also maintain the 2018 Employment Inducement Incentive Award Plan (as amended, the "2018 Plan"), which was adopted by the Board on September 25, 2018 without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Stock Market LLC listing rules ("Rule 5635(c)(4)") and provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other stock or cash based awards. In accordance with Rule 5635(c)(4), awards under the 2018 Plan may only be made to a newly hired employee who has not previously been a member of the Board, or an employee who is being rehired following a bona fide period of non-employment by the Company, as a material inducement to the employee’s entering into employment with the Company.

Our stock option awards have an exercise price at least equal to the fair market value of our common stock on the date of grant and typically vest as to 25% of the underlying shares on the first anniversary of the date of grant and in equal monthly installments over the following 36 months, subject to the holder’s continued employment with us and potential accelerated vesting in certain circumstances, including as described below for our named executive officers in the section titled “Potential payments upon a change in control.” From time to time, our Board of Directors may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Our stock option awards may be intended to qualify as incentive stock options under the Code.

In early 2019, we granted to Mr. Smolinski and Dr. Brunn options to purchase 100,000 and 330,000 shares of our common stock, respectively, under the 2016 Plan. Such options vest as to 25% of the total shares underlying the option on the first anniversary of the grant date and in equal monthly installments over the ensuing 36 months, subject to the executive’s continued service with us through the applicable vesting date.

In March 2019, pursuant to Ms. Kogan’s employment agreement, we granted to Ms. Kogan a new hire equity award consisting of an option to purchase 400,000 shares of common stock and 100,000 performance-based restricted stock units under the 2018 Plan. The option vests over a four-year period, with 25% of the underlying shares vesting on the first anniversary of Ms. Kogan’s employment commencement date and the remaining 75% of the underlying shares vesting in 36 equal monthly installments thereafter, subject to Ms. Kogan's continued service with us through the applicable vesting date. The restricted stock units are subject to two performance vesting conditions related to the development of SEL-212 and the Company's business development efforts, and vest, subject to Ms. Kogan's continued service with us through the applicable vesting date, as to 50% of award on the date the Board or Compensation Committee determines an applicable performance condition is achieved, which determination must occur on or prior to December 31, 2020. Pursuant to ASC Topic 718, 50% of the restricted stock units were deemed granted on March 25, 2019, and the remaining 50% of the restricted stock units were deemed not to have defined performance criteria until August 6, 2019, when they were deemed both granted and vested.

In October 2019, we granted to Mr. Smolinski and Dr. Brunn options to purchase 180,000 and 400,000 shares of our common stock, respectively, under the 2016 Plan. The grants were made as part of a series of grants made to key employees of the Company in an effort to retain critical talent. Such options vest as to 50% of the total shares underlying the option on the first anniversary of the grant date and the remaining 50% of the total shares on the second anniversary of the grant date, subject to the executive’s continued service with us through the applicable vesting date.

Retirement, Health, Welfare and Additional Benefits

Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts, long-term care benefits, and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

We sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan up to a maximum Company match of $3,400 per year. All matching contributions are subject to vesting at the rate of 25% per year of service.

In 2019, we also provided certain travel and relocation benefits to Dr. Brunn and Mr. Smolinski pursuant to their employment agreements. Dr. Brunn was entitled to receive a stipend of $6,000 per month through June 2019 to offset the costs of travel and commuting expenses incurred in performing his duties for the Company and direct payment of, or reimbursement for, up to $75,000 in moving expenses incurred in connection with his relocation to the greater Boston, Massachusetts area. Pursuant to his employment agreement, Mr. Smolinski was entitled to reimbursement of expenses incurred for travel between his primary residence in New Jersey and our offices in Massachusetts, up to a maximum amount of $6,100 monthly. We also provided Dr. Brunn and Mr. Smolinski with a tax gross-up to offset the tax liability incurred for such travel and relocation benefits.

OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR END

	Option Awards						Stock Awards
Name	Grant date	Vesting Commencement Date(1)	Number of securities underlying unexercised options (#) exercisable (2)	Number of securities underlying unexercised options (#) unexercisable (2)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (3)	Equity Incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity Incentive plan awards: market value of unearned shares, units or other rights that have not vested ($) (3)
Carsten Brunn, Ph.D.	10/7/2019	10/7/2019	—	400,000	1.75	10/6/2029
	2/25/2019	2/25/2019	—	330,000	2.20	2/24/2029
	12/1/2018	12/1/2018	250,000	750,000	6.03	11/30/2028
	12/1/2018	12/1/2018	—	—	—		131,250	(4)	312,375
Elona Kogan, J.D.	3/25/2019	3/25/2019	—	400,000	2.29	3/24/2029
	3/25/2019	N/A	—							50,000(5)	119,000
Stephen Smolinski	10/7/2019	10/7/2019	—	180,000	1.75	10/6/2029
	1/7/2019	1/7/2019	—	100,000	2.60	1/6/2029
	6/15/2018	6/15/2018	30,000	50,000	12.75	6/14/2028
	11/17/2017	11/17/2017	43,334	36,666	10.23	11/17/2027

(1)
All equity awards are subject to accelerated vesting in the event of a termination without cause or resignation for good reason within 12 months following a change in control pursuant to the terms of the named executive officers' employment agreements.

(2)
All options except those granted on October 7, 2019 vest as to 25% of the total shares underlying the option on the first anniversary of the vesting commencement date and in equal monthly installments over the ensuing 36 months, subject to the holder's continued employment with us through the applicable vesting date. The options granted October 7, 2019 vest 50% of the total shares underlying the option on the first anniversary of the vesting commencement date and the remaining 50% of the total shares on the second anniversary of the vesting commencement date, subject to the holder's continued employment with us through the applicable vesting date.

(3)	Based on the Company's closing stock price of $2.38 on December 31, 2019.

(4)
Dr. Brunn's restricted stock units vest in twelve substantially equal quarterly installments following December 1, 2019, subject to Dr. Brunn's continued employment with us through the applicable vesting date.

(5)	Ms. Kogan's restricted stock units vest on the date the Board or Compensation Committee determines the applicable performance condition is achieved, on or prior to December 31, 2020.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with each of our named executive officers. The agreements entitle our named executives officers to receive annual base salaries and target bonus opportunities, the current amounts of which are described above under the headings "Base Salaries” and “Performance Bonuses," as well as certain other payments and benefits, as described below.

The employment agreements provide that if we terminate the named executive officer without "cause" or the named executive officer resigns for "good reason," subject to the named executive officer's timely executing a release of claims in our favor and continued compliance with a separate restrictive covenant agreement, the named executive officer is entitled to receive (i) base salary continuation for a period of 12 months, (ii) a prorated portion of the annual bonus the named executive officer would otherwise have earned for the year of termination, based on actual performance for the full year, or, if the termination occurs during the first quarter of the calendar year, based on the named executive officer's target bonus and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months. If such termination occurs within the 12 months following or the 60 days preceding a change in control, each named executive officer would be entitled to receive, in addition to the foregoing payments and benefits, accelerated vesting of such named executive officer's outstanding unvested Company equity awards that vest solely based on the passage of time. The Company must provide a named executive officer 30 days' notice, or pay in lieu of notice, in the event we terminate such named executive officer for any reason other than "cause."

For purposes of the employment agreements, "cause" generally means, subject to applicable cure rights, the named executive officer's (i) commission of, or indictment or conviction of, any felony or any crime involving dishonesty; (ii) participation in any fraud against the Company; (iii) intentional damage to any Company property; (iv) misconduct which materially and adversely reflects upon the business, operations, or reputation of the Company; (v) breach of any material provision of the employment agreement or any other written agreement with the Company; or (vi) for Ms. Kogan and Mr. Smolinski, a material or substantial failure to perform, or material or substantial negligence of, the executive's duties and responsibilities to the Company. "Good reason" generally means, subject to the Company's cure rights, the occurrence of any of the following, without the named executive officer's written consent (i) a material reduction in his or her base salary or bonus opportunity; (ii) a material diminution in his or her authority, title, duties or areas of responsibility; (iii) the requirement that he or she report to someone other than the Board of Directors with respect to our Chief Executive Officer or the Chief Executive Officer with respect to our other named executive officers; (iv) the relocation of his or her primary office to a location more than 40 miles from the Boston metropolitan area; or (v) a material breach by the Company of the employment agreement or any other written agreement with the named executive officer.

We have also entered into non-disclosure, non-competition and assignment of intellectual property agreements with the named executive officers pursuant to which each of Dr. Brunn, Ms. Kogan and Mr. Smolinski agree to refrain from engaging in direct competition with us or soliciting our employees, in each case, while employed and following his or her termination of employment for a period of 12 months, as more fully set forth in the applicable agreement(s). For Dr. Brunn and Ms. Kogan, during the period following the named executive officer's employment that he or she is subject to the non-competition covenants, and subject to limited exceptions, the Company has agreed to provide the named executive officer with garden leave pay at a rate that equals 50% of his or her highest annual base salary within the two years prior to his or her termination, consistent with the Massachusetts Noncompetition Agreement Act.

DIRECTOR COMPENSATION

We maintain a compensation program for our non-employee directors, which was last amended effective March 25, 2020. Under our non-employee director compensation program as in effect during 2019, each non-employee director received the following amounts for their services on our Board of Directors:

Initial Equity Award. Upon a director’s initial election or appointment to our Board of Directors, the director received an option to purchase 20,000 shares of our common stock, which award vests in substantially equal monthly installments over three years following the date of grant, subject to accelerated vesting upon a change in control.

Annual Equity Award. If a director has served on our Board of Directors for at least six months as of the date of an annual meeting of stockholders, the director received an option to purchase 10,000 shares of our common stock on the date of the annual meeting, which award vests in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant, subject to accelerated vesting upon a change in control. If such non-employee director served as the Chairperson of the Board as of immediately following the date of such annual meeting, that non-employee director received an option to purchase 15,404 shares of our common stock on the date of such annual meeting, subject to the same vesting terms.

Annual Retainer Fees. In addition to option grants, each director received an annual retainer for service on our Board of Directors and additional fees for service on a committee of our Board of Directors as follows:

•	annual director fee of $40,000,

•	chairperson of the board, $30,000 and lead independent director, $20,000,

•	chairperson of the audit committee, $15,000,

•	audit committee member other than the chairperson, $7,500,

•	chairperson of the compensation committee, $12,000,

•	compensation committee member other than the chairperson, $6,000,

•	chairperson of the nominating and corporate governance committee, $8,000,

•	nominating and corporate governance committee member other than the chairperson, $4,000,

•	chairperson of the science committee, $8,000, and

•	science committee member other than the chairperson, $4,000.

Director fees are paid in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our Board. Each member of our Board of Directors is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee of the Board of Directors on which he or she serves.

Following review of a competitive assessment performed by Radford, effective March 25, 2020, the Board approved the following amendments to our non-employee director compensation program, which were intended to align our program with the median of market:

•	Increasing the initial equity award from 20,000 options to 40,000 options, and

•	Increasing the annual equity awards from 15,404 options to 30,000 options for the Chairperson of the Board and from 10,000 options to 20,000 options for each other non-employee director.

Dr. Brunn, our President and Chief Executive Officer, also serves on our Board of Directors but receives no additional compensation for this service.

The following table sets forth the compensation earned to our non-employee directors for their service on our Board of Directors during 2019.

2019 DIRECTOR COMPENSATION TABLE

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)	All other compensation ($)(3)	Total ($)
Timothy C. Barabe	55,000	15,033	—	70,033
Carrie S. Cox (4)	9,510	18,993	—	28,503
Omid Farokhzad, M.D. (5)	75,572	117,891(6)	160,000	353,463
Scott D. Myers (7)	25,444	30,514	—	55,958
Amir Nashat, Ph.D. (8)	51,963	15,033	—	66,996
Aymeric Sallin	46,000	15,033	—	61,033
Timothy Springer, Ph.D.	62,000	15,033	—	77,033
Patrick Zenner	86,133	15,033	—	101,166

(1)	Represents cash retainers earned for services rendered as members of the Board of Directors and related committees.

(2)
The value of option awards represents the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 11 to our consolidated audited financial statements included in our 2019 Annual Report.

(3)	Other compensation represents compensation earned in 2019 under consulting agreements with the Company. For additional information regarding this agreement, see "Certain Relationships".

(4)	Ms. Cox was appointed to the Board of Directors on November 20, 2019.

(5)	Dr. Farokhzad resigned from the Board of Directors on November 20, 2019.

(6)
In connection with his resignation, in November 2019, the Company amended the terms of the options granted to Dr. Farokhzad to provide that (i) his outstanding, unvested stock options (141,328 shares) would vest in full and continue to become exercisable in accordance with their original vesting schedules irrespective of his termination of service, and (ii) the right to exercise each of his outstanding stock options (234,772 shares) would be extended until the final expiration date of the applicable option. The amount shown includes $94,735 in the incremental fair value of Dr. Farokhzad's options as a result of such modification.

(7)	Mr. Myers was appointed to the Board of Directors on June 14, 2019.

(8)	Dr. Nashat resigned from the Board of Directors on April 24, 2020.

The table below shows the aggregate number of option awards (exercisable and unexercisable) held by each non-employee director as of December 31, 2019. None of our non-employee directors held unvested stock awards in the Company as of that date.

Name	Options outstanding at fiscal year end
Timothy C. Barabe	36,738
Carrie S. Cox	20,000
Omid Farokhzad, M.D.	234,772
Scott D. Myers	20,000
Amir Nashat, Ph.D.	26,410
Aymeric Sallin	26,410
Timothy Springer, Ph.D.	26,410
Patrick Zenner	32,820

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2019.

	Number of securities				Number of securities
	to be issued upon		Weighted-average		remaining available for
	exercise of outstanding		exercise price of		future issuance under
	stock options, warrants		outstanding options,		equity compensation
Plan category	and rights		warrants and rights(1)		plans (2)
	(a)		(b)		(c)
Equity compensation plans approved by security holders (3)	4,646,669	(4)	$5.52	(5)	1,765,018	(6)
Equity compensation plans not approved by security holders (7)	2,331,250	(8)	$3.83		—
Total	6,977,919		$5.52		1,765,018

(1)	Represents the weighted-average exercise price of outstanding options and is calculated without taking into account outstanding restricted stock units.

(2)
Pursuant to the terms of the 2016 Plan, the number of shares of common stock available for issuance under the 2016 Plan automatically increases on each January 1, until and including January 1, 2026, by an amount equal to the lesser of: (a) 4% of the number of shares of the Company’s common stock outstanding on the last day of the applicable preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors. Pursuant to the terms of the 2016 Employee Stock Purchase Plan (the “2016 ESPP”), the number of shares of common stock available for issuance under the 2016 ESPP automatically increases on each January 1, until and including January 1, 2026, by an amount equal to the lesser of: (a) 1% of the number of shares of the Company’s common stock outstanding on the last day of the applicable preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors.

(3)	Includes the 2016 Plan, the 2008 Plan and the 2016 ESPP.

(4)	Includes 3,941,181 outstanding options to purchase stock under the 2016 Plan and 705,488 outstanding options to purchase stock under the 2008 Plan.

(5)
As of December 31, 2019, the weighted-average exercise price of outstanding options under the 2016 Plan was $5.54 and the weighted-average exercise price of outstanding options under the 2008 Plan was $5.38.

(6)
Represents 267,612 shares available for issuance under the 2016 Plan and 747,406 shares available for issuance under the 2016 ESPP (of which 78,583 shares were issued with respect to the purchase period in effect as of December 31, 2019, which purchase period ended on February 28, 2019). To the extent outstanding stock options under the 2008 Plan are forfeited or lapse unexercised, the shares of common stock subject to such stock option awards will be available for issuance under the 2016 Plan.

(7)	Includes the 2018 Plan. See Note 11 to our consolidated audited financial statements included in our 2019 Annual Report for a description of the material features of the 2018 Plan.

(8)	Includes 2,150,000 outstanding options and 181,250 outstanding restricted stock units.

Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following table sets forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors, director nominees and executive officers as a group as of April 23, 2020, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 87,489,681 shares of Common Stock outstanding as of April 23, 2020. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 23, 2020 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 65 Grove Street, Watertown, Massachusetts 02472. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders
Entities affiliated with Timothy A. Springer, Ph.D. (1)	14,942,489	16.7%
Entities affiliated with Vivo Capital (2)	8,732,127	9.9%
The Mangrove Partners Master Fund, Ltd. (3)	7,881,774	8.7%
Entities affiliated with EcoR1 Capital (4)	6,896,551	7.7%
Wasatch Advisors, Inc. (5)	5,566,252	6.3%
Entities affiliated with Biotechnology Value Fund, L.P. (6)	4,926,108	5.5%
Entities affiliated with Boxer Capital (7)	4,926,108	5.5%
Entities affiliated with NanoDimension (8)	4,715,266	5.3%

Named Executive Officers, Directors and Nominees
Carsten Brunn, Ph.D. (9)	574,418	*
Elona Kogan, J.D. (10)	264,282	*
Stephen Smolinski (11)	142,562	*

Carrie S. Cox (12)	102,409	*
Goran Ando, M.D.	-	-
Timothy C. Barabe (13)	157,751	*
Scott D. Myers (14)	107,215	*
Aymeric Sallin (15)	26,410	*
Timothy A. Springer, Ph.D. (1)	14,942,489	16.7%
Patrick Zenner (16)	88,068	*

All executive officers, directors and director nominees as a group (13 persons) (17)	16,932,499	19.0%

*	Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Based on a Schedule 13D/A filed with the SEC on January 2, 2020 and other information known to us, consists of (i) 7,293,625 shares of common stock held directly by Timothy A. Springer, Ph.D., our director, (ii) 79,130 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020 held directly by Timothy Springer, (iii) 26,410 shares of common stock issuable upon exercise of outstanding options within 60 days of April 23, 2020 and held directly by Timothy Springer, (iv) 5,486,463 shares of common stock held by TAS Partners LLC (“TAS”) directly, (v) 1,970,443 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020, and (vi) 86,418 shares of common stock held by Dr. Chafen Lu, Timothy Springer’s wife. Dr. Springer is the sole managing member of TAS. Dr. Springer exercises sole voting and dispositive power over the shares held by him directly and the shares held by TAS. Dr. Springer disclaims beneficial ownership of the shares held by TAS. Dr. Lu exercises sole voting and dispositive power over the shares held by her directly. The principal business address of each of Dr. Springer, TAS, and Dr. Lu is 36 Woodman Road, Newton, MA, 02467.

(2)
Based on a Schedule 13G filed with the SEC on December 30, 2019, and other information known to us, consists of (i) 1,442,767 shares of common stock held by Vivo Capital IX, LLC (“Vivo IX”), (ii) 6,465,792 shares of common stock held by Vivo Opportunity, LLC (“Vivo Opportunity”), and (iii) 707,435 shares of common stock held by Vivo Capital VIII, LLC (“Vivo VIII” and, together with Vivo IX and Vivo Opportunity, the "Vivo Funds"). The voting members of Vivo IX are Frank Kung, Edgar Engleman, Albert Cha, Shan Fu and Chen Yu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The voting members of Vivo Opportunity are Albert Cha, Gaurav Aggarwal, Shan Fu, Frank Kung and Michael Chang, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The voting members of Vivo VIII are Frank Kung, Edgar Engleman, Albert Cha, Shan Fu and Chen Yu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. Also includes an aggregate of approximately 116,133 shares of common stock issuable upon exercise of underlying warrants and/or pre-funded warrants exercisable within 60 days of April 23, 2020 held by the Vivo Funds. Excludes an aggregate of 16,436,175 shares of common stock issuable upon exercise of underlying warrants and/or pre-funded warrants held by the Vivo Funds. Such warrants restrict the ability of the holder to exercise the warrants to the extent that the holder and its affiliates would beneficially own more than 9.999% of the Company's common stock following such exercise, provided, however, that the holder has the ability to waive such ownership limitation upon 61 days prior notice and provided, further, that in no event may the holder beneficially own more than 19.99% of the Company's common stock following such exercise. The principal place of business of the Vivo Funds is 192 Lytton Avenue, Palo Alto, California, 94301.

(3)
Based solely on a Schedule 13G filed with the SEC on January 13, 2020 and other information known to us, consists of (i) 5,254,516 shares of common stock held by The Mangrove Partners Master Fund, Ltd. (the "Master Fund") and (ii) 2,627,258 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020 held by the Master Fund. Such warrants restrict the ability of the holder to exercise the warrants to the extent that the holder and its affiliates would beneficially own more than 9.999% of the Company's common stock following such exercise, provided, however, that the holder has the ability to waive such ownership limitation upon 61 days prior notice and provided, further, that in no event may the holder beneficially own more than 19.99% of the Company's common stock following such exercise. As the investment manager of the Master Fund, Mangrove Partners may be deemed the beneficial owner of the Shares owned by the Master Fund. Nathaniel August, as the principal of Mangrove Partners, may be deemed a beneficial owner of the shares owned by the Master Fund. Each of Master Fund, Mangrove Partners and Nathanial August report shared voting and dispositive power over the securities held directly by Master Fund. The principal business address of the Master Fund and Mangrove Partners is c/o Maples Corporate Services, Ltd., PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands KY1-1104. The principal business office of Nathanial August is 645 Madison Avenue, 14th Floor, New York, New York 10022.

(4)
Based on a Schedule 13G filed with the SEC on January 6, 2020 and other information known to us, consists of (i) 772,414 shares of common stock held by EcoR1 Capital Fund, LP, (ii) 386,207 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020 held by EcoR1 Capital Fund, LP, (iii) 3,825,287 shares of common stock held by EcoR1 Capital Fund Qualified, LP (together with EcoR1 Capital Fund, LP, the "EcoR1 Funds"), and (iv) 1,912,643 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020 held by EcoR1 Capital Fund Qualified, LP. Such warrants restrict the ability of the holder to exercise the warrants to the extent that the holder and its affiliates would beneficially own more than 9.999% of the Company's common stock following such exercise, provided, however, that the holder has the ability to waive such ownership limitation upon 61 days prior notice and provided, further, that in no event may the holder beneficially own more than 19.99% of the Company's common stock following such exercise. EcoR1 Capital, LLC (“EcoR1”) is the general partner of the EcoR1 Funds. Oleg Nodelman, manager of the EcoR1 Funds, may be deemed a beneficial owner of the shares held directly by the EcoR1 Funds. The principal business address of the EcoR1 Funds and Oleg Nodelman is 357 Tehama Street, #3, San Francisco, California, 94103.

(5)
Based on a Schedule 13G filed with the SEC on February 11, 2020 and other information known to us, consists of (i) 4,416,827 shares of common stock, and (ii) 1,149,425 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020. Wasatch Advisors, Inc. (“Wasatch”) reports sole voting and investment power over the securities held by it. The principal place of business of Wasatch is 505 Wakara Way, Salt Lake City, Utah, 84108.

(6)
Based solely on a Schedule 13G filed with the SEC on January 7, 2020, includes (i) 1,660,948 shares of common stock held by Biotechnology Value Fund, L.P. (“BVF”), (ii) 830,474 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020 held by BVF, (iii) 1,293,646 shares of common stock held by Biotechnology Value Fund II, L.P. (“BVF2”), (iv) 646,823 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020 held by BVF2, (v) 226,312 shares of common stock held by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), (vi) 113,156 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020 held by Trading Fund OS, (vii) 103,166 shares of common stock held by an account (the “Partners Managed Account”) managed by BVF Partners L.P. (“Partners”), and (viii) 51,583 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020 held by the Partners Managed Account. Such warrants restrict the ability of the holder to exercise the warrants to the extent that the holder and its affiliates would beneficially own more than 9.999% of the Company's common stock following such exercise, provided, however, that the holder has the ability to waive such ownership limitation upon 61 days prior notice and provided, further, that in no event may the holder beneficially own more than 19.99% of the Company's common stock following such exercise. BVF Partners OS Ltd (“Partners OS”) is the general partner of Trading Fund OS and may be deemed to beneficially own the securities held by Trading Fund OS. Partners, as the general partner of BVF, BVF2, the investment manager of Trading Fund OS and the sole member of Partners OS, may be deemed to beneficially own the securities beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and the Partners Managed Account. BVF Inc., as the general partner of Partners, and Mark Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the securities beneficially owned by Partners. Partners OS disclaims beneficial ownership of the securities beneficially owned by Trading Fund OS. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the securities beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Account. The address for the beneficial owners is 44 Montgomery Street, 40th Floor, San Francisco, CA, 94104.

(7)
Based solely on information known to us, includes (i) 3,284,072 shares of common stock, and (ii) 1,642,036 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020. Boxer Capital reports sole voting and investment power over the securities held by it. The principal place of business of Boxer Capital is 11682 El Camino Real, Suite 320, San Diego, CA, 92130.

(8)
Based on a Schedule 13G filed with the SEC on February 14, 2018 and other information known to us as of December 31, 2019, includes (i) 658,157 shares of common stock held by NanoDimension Limited Partnership, (ii) 35,000 shares of common stock held by NanoDimension Management Limited, (iii) 1,663,629 shares of common stock held by NanoDimension II, L.P., (iv) 656,814 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020 held by NanoDimension II, L.P., and (v) 35,000 shares of common stock held by NanoDimension II Management Limited. In addition, based on other information known to us, on January 25, 2019, entities affiliated with NanoDimension Limited Partnership purchased 1,666,666 shares of common stock in connection with our follow-on public offering. The address of the beneficial owners is 2983 Woodside Road, Woodside, California, 94062.

(9)
Consists of (i) 78,477 shares of common stock held by Dr. Brunn directly, (ii) 485,003 shares of common stock underlying outstanding stock options exercisable within 60 days of April 23, 2020, and (iii) 10,938 shares of common stock underlying outstanding restricted stock units which will vest within 60 days of April 23, 2020.

(10)
Consists of (i) 139,282 shares of common stock held by Ms. Kogan directly, and (ii) 125,000 shares of common stock underlying outstanding stock options exercisable within 60 days of April 23, 2020. Does not include 50,000 shares underlying restricted stock unit awards that are subject to vesting and may become issuable upon achievement of specified performance goals.

(11)	Consists of (i) 13,812 shares of common stock held by Mr. Smolinski directly, and (ii) 128,750 shares of common stock underlying outstanding stock options exercisable within 60 days of April 23, 2020.

(12)
Consists of (i) 65,681 shares of common stock held by Ms. Cox directly, (ii) 32,640 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020, and (iii) 3,888 shares of common stock underlying outstanding stock options exercisable within 60 days of April 23, 2020.

(13)
Consists of (i) 88,173 shares of common stock held by Mr. Barabe directly, (ii) 32,840 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020, and (iii) 36,738 shares of common stock underlying outstanding stock options exercisable within 60 days of April 23, 2020.

(14)
Consists of (i) 80,645 shares of common stock held by Mr. Myers directly, (ii) 19,704 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 23, 2020, and (iii) 6,666 shares of common stock underlying outstanding stock options exercisable within 60 days of April 23, 2020.

(15)	Consists of 26,410 shares of common stock underlying outstanding stock options exercisable within 60 days of April 23, 2020 held by Mr. Sallin directly.

(16)	Consists of 55,248 shares of common stock held by Mr. Zenner directly, and (ii) 32,820 shares of common stock underlying outstanding stock options exercisable within 60 days of April 23, 2020.

(17)
Includes (i) 15,632,239 shares of common stock owned directly or beneficially by our executive officers or members of our Board of Directors, and (ii) 1,326,670 shares of common stock underlying outstanding stock options exercisable within 60 days of April 23, 2020.

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance team is primarily responsible for developing and implementing procedures to obtain information regarding potential related person transactions and for determining whether a related person transaction requiring compliance with our policy exists. Our Chief Financial Officer then presents the related person transaction to our Audit Committee. In the absence of an appointed Chief Financial Officer, our management has determined that the Company's Controller will present any such related person transactions to our Audit Committee. In reviewing and approving any such transaction, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent of the related person’s interest in the transaction and the conflicts of interest and corporate opportunity provisions under our Code of Business Conduct and Ethics. No director may participate in approval of a related person transaction in which he or she is a related person. Our Audit Committee may also ratify related person transactions that were entered into by management because pre-approval was not feasible and transactions that were not initially recognized as related person transactions. If these transactions are not ratified, our management must make all reasonable efforts to cancel or annul such transactions. Our management must update our Audit Committee on material changes to any approved or ratified related person transaction and provide an annual status report on all then-current related person transactions.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock since January 1, 2018.
INVESTORS' RIGHTS AGREEMENT

We entered into an amended and restated investors’ rights agreement in April 2014, which was further amended in July 2014, August 2015 and June 2016 with our former director, Omid Farokhzad, the holders of our preferred stock, including entities in which certain other of our directors or former directors are related, and certain other stockholders. The agreement provides for certain rights relating to the registration of such holders’ common stock, including shares issuable upon conversion of preferred stock, and a right of first refusal to purchase future securities sold by the Company.

CONSULTING AGREEMENTS

In December 2008, we entered into a consulting agreement with our former director Omid Farokhzad, M.D., as amended in January 2012, which provides for an annual payment of $75,000 to Dr. Farokhzad.

The consulting agreement with Dr. Farokhzad provides that we may terminate the agreement at any time, but must deposit with an escrow agent the consulting fees for the prior 90 days which would then be payable to Dr. Farokhzad post-termination. The agreement may also be terminated without penalty by both parties upon mutual consent or by Dr. Farokhzad with 30 days’ prior written notice. The agreement contains provisions regarding intellectual property assignment, confidentiality, noncompetition and nonsolicitation.

In May 2018, the Company entered into a second consulting agreement with Dr. Farokhzad for a term beginning on April 1, 2018 and ending on March 31, 2019. Under the second consulting agreement, in exchange for his services, Dr. Farokhzad received an option to purchase 95,000 shares of our common stock, which vested as to one-third of the shares subject to the option on May 30, 2019 and as to the remaining shares in 24 equal monthly installments thereafter, subject to his continued service as a director. Such consulting agreement was further amended in December 2018 to extend the term until December 31, 2019. Under the amendment, Dr. Farokhzad was entitled to receive an annual fee of $85,000 for his service in 2019 and received an option to purchase an additional 75,000 shares of our common stock, which vested as to one-third of the shares subject to the option on November 30, 2019 and as to the remaining shares in 18 month installments thereafter, subject to his continued service as a director and further subject to the same accelerated vesting provisions as his prior option. For more information, see the section in this Proxy Statement entitled Executive and Director Compensation-Director Compensation.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our named executive officers. For more information regarding these agreements, see the section in this proxy statement entitled “Executive and Director Compensation-Employment Agreements.”

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by a director or an executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of such person’s services as a director or executive officer.

2019 FOLLOW-ON OFFERING

In January 2019, we completed a registered public offering pursuant to which we issued and sold an aggregate of 22,188,706 shares of our common stock (including 2,188,706 shares sold pursuant to the underwriters’ full exercise of their option to purchase additional shares) at a public offering price of $1.50 for aggregate gross proceeds to us of approximately $33.3 million. The following table sets forth the number of shares of common stock purchased in our registered public offering by directors (and related parties thereto) and holders of more than 5% of our common stock:

Name	Shares of Common Stock Purchased	Total Purchase Price
Greater than 5% Stockholders(1)
Timothy A. Springer, Ph.D.	4,000,000	$6,000,000
Entities affiliated with NanoDimension	1,666,666	$2,499,999
Entities affiliated with OrbiMed Advisors (former 5% stockholder)	1,333,333	$2,000,000
Entities affiliated with Polaris (former 5% stockholder)	666,666	$999,999
Directors and Affiliates
SAF-BND Trust (affiliated of Omid Farokhzad, M.D., a former member of our Board of Directors)	83,333	$125,000
Chafen Lu (Timothy Springer’s wife)	66,666	$99,999
Jed Springer (Timothy Springer’s brother)	1,000	$1,500

(1)
Additional details regarding certain of these stockholders and their equity holdings are provided in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management."

AUGUST 2019 PRIVATE PLACEMENT OFFERING

In August 2019, we completed a private placement offering pursuant to which we issued and sold an aggregate of 3,178,174 shares of our common stock at a purchase price of $1.81, which was equal to the most recent consolidated closing bid price on the Nasdaq Global Market on August 19, 2019, for aggregate gross proceeds to us of approximately $5.75 million. The following table sets forth the number of shares of common stock purchased in our private placement offering by executive officers, directors and related parties thereto:

Name	Shares of common stock purchased	Total purchase price
Greater than 5% Stockholders(1)
TAS Partners, LLC (affiliate of Timothy A. Springer, Ph.D.)	1,100,000	$1,991,000
Executive Officers, Directors and Affiliates
Timothy A. Springer, Ph.D.	1,600,000	$2,896,000
Elona Kogan, J.D.	82,872	$149,998
Patrick Zenner	55,248	$99,999
Takashi Kei Kishimoto, Ph.D.	50,000	$90,500
Carsten Brunn, Ph.D.	41,436	$74,999
Scott D. Myers	41,436	$74,999
Stephen Smolinski	13,812	$25,000

(1)
Additional details regarding certain of these stockholders and their equity holdings are provided in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management."

DECEMBER 2019 PRIVATE PLACEMENT OFFERING

In December 2019, we completed a private placement offering pursuant to which we issued and sold (i) an aggregate of 37,634,883 shares of its common stock at a purchase price equal to $1.46 per share, which was equal to the most recent consolidated closing bid price on the Nasdaq Global Market on December 18, 2019, (ii) warrants to purchase an aggregate of 22,988,501 shares of Common Stock (the “Common Warrants”), at a purchase price equal to at $0.125 per share underlying each Common Warrant, and (iii) pre-funded warrants to purchase an aggregate of 8,342,128 shares of Common Stock (the “Pre-Funded Warrants"), at a purchase price equal to at $1.46 per share underlying each Pre-Funded Warrant, for aggregate gross proceeds of approximately $70.0 million. The following table sets forth the number of shares of common stock purchased in our registered public offering by directors (and related parties thereto) and holders of more than 5% of our common stock:

Name	Shares of common stock purchased	Common warrants to be purchased	Pre-funded Warrants Purchased	Total aggregate purchase price
Greater than 5% Stockholders(1)
Entities affiliated with Vivo Capital	8,078,233	8,210,180	8,342,128	$25,000,000
Entities affiliated with Mangrove	5,254,516	2,627,258		$8,000,000
Entities affiliated with EcoR1 Capital, LLC	4,597,701	2,298,850		$7,000,000
TAS Partners, LLC (affiliate of Timothy A. Springer, Ph.D.)	3,940,887	1,970,443		$6,000,000
Entities affiliated with Boxer Capital	3,284,072	1,642,036		$5,000,000
Entities affiliated with Biotechnology Value Fund, L.P.	3,284,072	1,642,036		$5,000,000
Entities affiliated with Wasatch	2,298,851	1,149,425		$3,500,000
Entities affiliated with NanoDimension	1,313,629	656,814		$2,000,000
Directors and Affiliates
Carrie S. Cox	65,681	32,840		$99,999
Timothy Barabe	65,681	32,840		$99,999
Scott D. Myers	39,409	19,704		$60,000

(1)
Additional details regarding certain of these stockholders and their equity holdings are provided in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management."

Stockholders’ Proposals

Requirements for Stockholder Proposals or Nominations to be Brought Before the Annual Meeting. Stockholders intending to present a proposal at the 2021 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2021 Annual Meeting of Stockholders no earlier than the close of business on February 19, 2021 and no later than the close of business on March 21, 2021. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2021 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 19, 2021, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the 90th day prior to the 2021 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials for the 2021 Annual Meeting. Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials for presentation at our 2021 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than December 29, 2020 at our offices at 65 Grove Street, Watertown, Massachusetts 02472, Attn: Secretary.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting of Stockholders is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. This cost includes support for the virtual Annual Meeting. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Selecta's Annual Report on Form 10-K

A copy of Selecta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 23, 2020 without charge upon written request addressed to:

Selecta Biosciences, Inc.
Attention: Secretary
65 Grove Street
Watertown, MA 02472

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2019 at www.selectabio.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ONLINE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Elona Kogan J.D.
Elona Kogan J.D.
General Counsel and Secretary
Selecta Biosciences, Inc.

Watertown, Massachusetts
April 28, 2020

SELECTA BIOSCIENCES, INC.
65 GROVE STREET
WATERTOWN, MA 02472

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 18, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SELB2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 18, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E46222-P05574

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SELECTA BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	▯	▯	▯

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Scott D. Myers
02) Timothy A. Springer, Ph.D.
03) Patrick Zenner

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as Selecta Biosciences, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2020.	▯	▯	▯

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Form 10-K are available at www.proxyvote.com.

E46223-P05574

SELECTA BIOSCIENCES, INC.
Annual Meeting of Stockholders
June 19, 2020 9:00 AM, Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Selecta Biosciences, Inc. hereby appoint(s) Carsten Brunn, Ph.D. and Elona Kogan, J.D., or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of SELECTA BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on June 19, 2020, by means of remote communication as authorized by Section 211(a) of the General Corporation Law of the State of Delaware, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side